Exhibit 8(vi)(b)

Amendment to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton Distributors, Inc.

COVA Financial Life Insurance Company

The participation agreement, dated as of September 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and COVA Financial Life Insurance Company (the “Agreement”) is hereby amended as follows:

Section 4.4 of the Agreement is deleted in its entirety and replaced with the following provision:

     4.4 At your option, we shall provide you, at our expense, with either: (i) for each Contract owner who is invested through the Account in a subaccount corresponding to a Portfolio (“designated subaccount”), one copy of each of the following documents on each occasion that such document is required by law or regulation to be delivered to such Contract owner who is invested in a designated subaccount: the Trust’s current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios (“Designated Portfolio Documents”); or (ii) a camera ready copy of such Designated Portfolio Documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. In connection with clause (ii) of this paragraph, we will pay for proportional printing costs for such Designated Portfolio Documents in order to provide one copy for each Contract owner who is invested in a designated subaccount on each occasion that such document is required by law or regulation to be delivered to such Contract owner, and provided the appropriate documentation is provided and approved by us. We shall provide you with a copy of the Trust’s current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. The expenses of furnishing, including mailing, to Contract owners the documents referred to in this paragraph shall be borne by you. For each of the documents provided to you in accordance with clause (i) of this paragraph 4.4, we shall provide you, upon your request and at your expense, additional copies. In no event shall we be responsible for the costs of printing or delivery of Designated Portfolio Documents to potential or new Contract owners or the delivery of Designated Portfolio Documents to existing contract owners.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of September 1, 2000.

Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Distributors, Inc.

By:	/s/ Karen L. Skidmore	By:	/s/ Phil Kearns
Name:	Karen L. Skidmore	Name:	Phil Kearns
Title:	Assistant Vice President	Title:	Vice President

COVA Financial Life Insurance Company

By:	/s/ J. Robert Hopson
Name:	J. Robert Hopson
Title:	Senior VP & Chief Actuary

Amendment to Participation Agreement

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton Distributors, Inc.

COVA Financial Life Insurance Company

The participation agreement, dated as of September 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and COVA Financial Life Insurance Company (the “Agreement”) is hereby amended as follows:

Schedules A, D and E of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, D and E attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of September 1, 2000.

Franklin Templeton Variable Insurance Products Trust		Franklin Templeton Distributors, Inc.

By:	/s/ Karen L. Skidmore	By:	/s/ Philip Kearns
Name:	Karen L. Skidmore	Name:	Philip Kearns
Title:	Assistant Vice President	Title:	Vice President

COVA Financial Life Insurance Company

By:	/s/ Norma J. Naselli
Name:	Norma J. Naselli
Title:	Vice President

Schedule A

The Company

COVA Financial Life Insurance Company

One Tower Lane, Suite 3000

Oakbrook Terrace, Illinois 60181

Domiciled in California.

Schedule D

Contracts of the Company

	Contract 1	Contract 2	Contract 3

Contract/Product Name	Custom Select Variable Annuity	COVA Variable Annuity (sold through Edward D. Jones)	COVA SPVL

Registered (Y/N)	Yes	Yes	Yes

SEC Registration Number	333-34817	333-50174	333-37559

Representative Form Numbers	XLCC-648 XLCC-833	XLCC-648 XLCC-833	CC-1075

Separate Account Name/Date Established	COVA Variable Annuity Account Five	COVA Variable Annuity Account Five	COVA Variable Life Account Five

SEC Registration Number	811-07060	811-07060	811-08433

Portfolios and Classes – Adviser

Templeton Developing
Markets Securities Fund
Class 1 (Templeton Asset Management Ltd.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, Inc.)

Mutual Shares Securities
Fund Class 1 (Franklin
Mutual Advisers, LLC)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Templeton Global Income
Securities Fund Class 1
(Franklin Advisers, Inc.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, Inc.)

Templeton Growth
Securities Fund Class 1
(Templeton Global
Advisors Limited.)

Franklin Large Cap Growth
Securities Fund Class 1
(Franklin Advisers, Inc.)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Templeton Global Income
Securities Fund Class 1
(Franklin Advisers, Inc.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, Inc.)

Templeton Growth
Securities Fund Class 1
(Templeton Global
Advisors Limited.)

Franklin Large Cap Growth
Securities Fund Class 1
(Franklin Advisers, Inc.)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Schedule D cont.

Contracts of the Company

	Contract 4	Contract 5	Contract 6

Contract/Product Name	Custom Select Flex VUL	COVA VA Series A	Premier Advisor Variable Annuity
Registered (Y/N)	Yes	Yes	Yes

SEC Registration Number	333-83183 (Single) 333-83203 (Joint & Last Survivor)	333-90407	333-50174

Representative Form Numbers	CCP00104 (Single) CCP00204 (Joint & Last Survivor)	CC-4181	XLCC-648 XLCC-833

Separate Account Name/Date Established	COVA Variable Life Account Five	COVA Variable Annuity Account Five	COVA Variable Annuity Account Five

SEC Registration Number	811-08433	811-07060	811-07060

Portfolios and Classes – Adviser

Templeton Developing
Markets Securities Fund
Class 1 (Templeton Asset
Management Ltd.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, Inc.)

Mutual Shares Securities
Fund Class 1 (Franklin
Mutual Advisers, LLC)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Templeton Global Income
Securities Fund Class 1
(Franklin Advisers, Inc.)

Templeton International

Securities Fund Class 1
(Templeton Investment
Counsel, Inc.)

Templeton Growth
Securities Fund Class 1 (Templeton Global
Advisors Limited.)

Franklin Large Cap Growth
Securities Fund Class 1
(Franklin Advisers, Inc.)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Templeton Developing
Markets Securities Fund
Class 1 (Templeton Asset
Management Ltd.)

Templeton International
Securities Fund Class 1
(Templeton Investment
Counsel, Inc.)

Templeton Growth
Securities Fund Class 1
(Templeton Global
Advisors Limited.)

Mutual Shares Securities
Fund – Class 1 (Franklin Mutual Advisers, LLC)

Franklin Small Cap Fund
Class 1 (Franklin Advisers,
Inc.)

Schedule D cont.

Contracts of the Company

Contract 7

Contract/Product Name	Navigator Variable Annuity

Registered (Y/N)	Yes

SEC Registration Number	333-34817

Representative Form Numbers	XLCC-648 XLCC-833

Separate Account Name/Date Established	COVA Variable Annuity Account Five

SEC Registration Number	811-07060

Portfolios and Classes – Adviser

Templeton Developing Markets Securities Fund Class 1 (Templeton Asset Management Ltd.)

Templeton International Securities Fund Class 1 (Templeton Investment Counsel, Inc.)

Mutual Shares Securities Fund Class 1 (Franklin Mutual Advisers, LLC)

Franklin Small Cap Fund Class 1 (Franklin Advisers, Inc.)

Schedule E

Other Portfolios Available under the Contracts

AIM VARIABLE INSURANCE FUNDS, INC.

AIM VI Capital Appreciation Fund

AIM VI International Equity Fund

AIM VI Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

Premier Growth Portfolio

Real Estate Investment Portfolio

COVA SERIES TRUST

Small Cap Stock Portfolio

Large Cap Stock Portfolio

Select Equity Portfolio

International Equity Portfolio

Quality Bond Portfolio

Bond Debenture Portfolio

Large Cap Research Portfolio

Developing Growth Portfolio

Mid Cap Value Portfolio

Lord Abbett Growth & Income Portfolio

GENERAL AMERICAN CAPITAL COMPANY

Money Market Fund

GOLDMAN SACHS VARIABLE INSURANCE TRUST

Goldman Sachs Growth and Income Fund

Goldman Sachs International Equity Fund

Goldman Sachs Global Income Fund

Goldman Sachs Internet Tollkeeper Fund

INVESTORS FUND SERIES

Kemper Small Cap Value Portfolio

Kemper Government Securities Portfolio

Kemper Small Cap Growth Portfolio

LIBERTY VARIABLE INVESTMENT TRUST

Newport Tiger, Variable Series

LORD ABBETT SERIES FUND, INC.

Growth and Income Portfolio

MFS VARIABLE INSURANCE TRUST

MFS Emerging Growth Series

MFS Research Series

MFS Growth with Income Series

MFS High Income Series

MFS World Governments Series

MFS/Foreign & Colonial Emerging Markets Equity Series

MFS New Discovery Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer High Income Fund

Oppenheimer Bond Fund

Oppenheimer Growth Fund

Oppenheimer Growth & Income Fund

Oppenheimer Strategic Bond Fund

PUTNAM VARIABLE TRUST

Putnam VT Growth and Income Fund

Putnam VT International Growth Fund

Putnam VT International New Opportunities Fund

Putnam VT New Value Fund

Putnam VT Vista Fund